UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 12, 2014

Smack Sportswear

(Exact name of registrant as specified in its charter)

000-53049

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

20316 Gramercy Place

Torrance, CA 90501

(Address of principal executive offices)

(310) 787-1222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On November 12, 2014, William Sigler resigned as the Corporate Secretary of Smack Sportswear, Inc., a Nevada corporation (the “Company”), effective immediately. There are no disagreements between Mr. Sigler and the Company on any matter relating to the Company’s SEC filings, accounting, operations, policies, or practices. Mr. Sigler will continue to serve as a member of the board of directors of the Company.

On November 12, 2014, Doug Samuelson resigned as the interim Chief Executive Officer of the Company. There are no disagreements between Mr. Samuelson and the Company on any matter relating to the Company’s SEC filings, accounting, operations, policies, or practices. Mr. Samuelson will continue to serve as Chief Financial Officer of the Company.

(c) Appointment of Corporate Secretary; Interim Chief Executive Officer

On November 12, 2014, in connection with Mr. Sigler’s resignation, the Board of Directors of the Company designated Doug Samuelson, the Company’s Chief Financial Officer to serve and perform the functions of the Corporate Secretary of the Company, to serve until such time as his successor is appointed and duly elected. Mr. Samuelson will continue to serve as Chief Financial Officer of the Company while carrying out his additional responsibilities. Mr. Samuelson’s previous compensation arrangements with the Company, as previously reported, will not change in connection with these new appointments.

On November 12, 2014, in connection with Mr. Samuelson’s resignation, the Board designated Christopher Jenks, the Company’s Chairman of the Board to serve and perform the functions of the interim Chief Executive Officer of the Company, until such time as his successor is appointed and duly elected. Mr. Jenks will continue to serve as Chairman of the Board of the Company while carrying out his additional responsibilities. Mr. Jenk’s previous compensation arrangements with the Company, as previously reported, will not change in connection with these new interim appointments.

There are no family relationships between the Company and Mr. Samuelson or Mr. Jenks.  The Company has had no transaction since the beginning of its last fiscal year, and has no transaction proposed, in which Mr. Samuelson or Mr. Jenks, or any member of their immediate families, have a direct or indirect material interest.

Mr. Samuelson and Mr. Jenks have not been a party to any transaction with the Company or its subsidiaries during 2014 of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K and no such transaction is currently contemplated.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014	SMACK SPORTSWEAR

/s/ Doug Samuelson
Doug Samuelson Chief Financial Officer